UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 14, 2013, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), as borrower, Duke Realty Corporation, an Indiana corporation (the “Company”), as general partner and guarantor, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint book runners, JPMorgan Chase Bank, N.A., as administrative agent and lender, Wells Fargo Bank, National Association, as syndication agent, SunTrust Bank and U.S. Bank National Association, as documentation agents, and the several banks, financial institutions and other entities from time to time parties thereto as lenders entered into an unsecured Term Loan Agreement (the “Term Loan Agreement”). The Term Loan Agreement provides for a term loan in an aggregate principal amount of $250 million, with the ability to increase the commitments to an aggregate principal amount not to exceed $350 million, assuming that the lenders are willing to provide the requested increase.

The Term Loan Agreement is scheduled to mature on May 14, 2018. Pricing under the Term Loan Agreement varies based upon the public debt ratings of the Operating Partnership as in effect from time to time and initially is at a rate equal to 135 basis points over the applicable LIBOR rate. The Term Loan Agreement contains customary representations, covenants (including certain financial tests applicable to the Operating Partnership) and defaults (including a cross-acceleration to non-recourse indebtedness of more than $50,000,000). The Company and certain of its subsidiaries have guaranteed all obligations of the Operating Partnership under the Term Loan Agreement.

The Operating Partnership presently expects that it will use the proceeds from its borrowings under the Term Loan Agreement to repay near term maturities.

The description herein of the Term Loan Agreement is qualified in its entirety by the Term Loan Agreement filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Term Loan Agreement, dated May 14, 2013, by and among Duke Realty Limited Partnership, Duke Realty Corporation, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, SunTrust Bank, U.S. Bank National Association and the several banks, financial institutions and other entities from time to time parties thereto as lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Senior Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Senior Vice President, General Counsel and Corporate Secretary

Dated: May 14, 2013